                                     AMENDED
                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) February 15, 2000
       ------------------------------------------------------------------


                             SUMMIT BANCSHARES. INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                   CALIFORNIA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)



        0-11108                                          94-2767067
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)



   2969 Broadway, Oakland, California                      94611
   ----------------------------------                      -----
(Address of Principal Executive Offices)                 (Zip Code)



                                 (510) 839-8800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

              ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT



Pursuant to Item 304(a) (1) and Item 304 (a) (3) the following information is provided regarding a change in the principal accountant to audit the registrant's financial statements.

On February 15, 2000 PricewaterhouseCoopers LLP informed the registrant that they are no longer providing accounting services for community banks and that the last year in which they will provide services to the registrant will be for the year 1999. PricewaterhouseCoopers LLP's last two years reports did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to discontinue accounting services to the registrant was made by PricewaterhouseCoopers LLP as a policy matter and not as result of services performed for the registrant. During the registrant's two most recent fiscal years and any subsequent interim period through February 28, 2000, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement.

On the recommendation of the Company's Audit Committee, Arthur Andersen LLP will be recommended to the Company's shareholders at its May 16, 2000 annual meeting to be its new principal accountant to audit its financial statements. At no time during the registrant's two most recent years did the registrant consult with Arthur Andersen LLP regarding the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, there were no reportable events as defined in Regulation S-K, Item 304(a) (1) (v) (A-D).

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Oakland, state of California on March 20, 2000.

                                                     Summit Bancshares, Inc



                                                     C. M. Ziemann
                                                     Vice President